Filed Pursuant to Rule 497(e)
                                                 File Nos. 33-23512 and 811-5629


                                  THE GCG TRUST

                   PROSPECTUS SUPPLEMENT DATED MARCH 14, 2001

                                     TO THE

                          PROSPECTUS DATED MAY 1, 2000



The Board of Trustees (the "Trustees") of The GCG Trust (the "Trust") has approved several changes to the Global Fixed Income Series of the Trust, subject to obtaining shareholder approval. A Special Meeting of Shareholders of the Global Fixed Income Series will be held on April 17, 2001 to vote on the approval of (1) a new portfolio management agreement among the Trust, Directed Services, Inc. and Pacific Investment Management Company LLC with a lower portfolio management fee; (2) a change to the fundamental investment objective of the Series; and (3) a change in the Series' sub-classification under the Investment Company Act of 1940, as amended, from non-diversified to diversified (collectively, the "Proposals").

These Proposals are in conjunction with other changes that the Board approved that do not require shareholder approval. These changes include the reconfiguration of the Global Fixed Income Series from a global bond fund to a total return bond fund, and changing the name of the Series to the "Core Bond Series." In addition, the Board has approved a decrease in the Management Fee to be paid to Directed Services, Inc. for managing the Core Bond Series.

This Supplement is for informational purposes only. Preliminary proxy materials explaining the Proposals in detail have been filed with the Securities and Exchange Commission. These proxy materials, including a proxy card, will be mailed on or around March 16, 2001 to shareholders of the Global Fixed Income Series as of the record date on January 31, 2001. Directed Services, Inc., the Manager, will bear all expenses associated with the proxy solicitation.

The Proposals, if approved, are scheduled to take effect on May 1, 2001.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE